Investment Properties	12 Months Ended
Dec. 31, 2020
Disclosure Of Investment Property [Abstract]
Investment Properties
14.	Investment Properties

Changes in investment properties account for the years ended December 31, 2020 and 2019 are as follows:

	Land	Land Improvements	Building	Total
	(in million pesos)
December 31, 2020
Balances at beginning of the year	607	5	166	778
Transfers from property and equipment	70	—	4	74
Net gains (losses) from fair value adjustments charged to profit or loss	51	(1)	(7)	43
Balances at end of the year	728	4	163	895

December 31, 2019
Balances at beginning of the year	595	6	176	777
Net gains (losses) from fair value adjustments charged to profit or loss	23	(1)	(10)	12
Disposals during the year	(11)	—	—	(11)
Balances at end of the year	607	5	166	778

Investment properties, which consist of land, land improvements and building, are stated at fair values, which have been determined based on appraisal performed by an independent firm of appraisers, an industry specialist in valuing these types of investment properties.

The valuation for land was based on a market approach valuation technique using price per square meter ranging from Php33 to Php33 thousand.  The valuation for building and land improvements was based on a cost approach valuation technique using current material and labor costs for improvements based on external and independent reviewers.

We have determined that the highest and best use of some of the idle or vacant land properties at the measurement date would be to convert the properties for residential or commercial development.  The properties are not being used for strategic reasons.

We have no restrictions on the realizability of our investment properties and no contractual obligations to either purchase, construct or develop investment properties or for repairs, maintenance and enhancements.

Repairs and maintenance expenses related to investment properties that do not generate rental income amounted to Php70 million, Php65 million and Php38 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Rental income relating to investment properties that are being leased and included as part of revenues amounted to Php51 million, Php49 million and Php67 million for the years ended December 31, 2020, 2019 and 2018, respectively.  See Note 10 – Leases.

The above investment properties were categorized under Level 2 and Level 3 of the fair value hierarchy.  There were no transfers in and out of Level 2 and Level 3 of the fair value hierarchy.

Significant increases (decreases) in price per square meter for land, current material and labor costs of improvements would result in a significantly higher (lower) fair value measurement.